                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Blue Chip Value Fund, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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Notes:

                          BLUE CHIP VALUE FUND, INC.
          1225 Seventeenth Street, 26th Floor Denver, Colorado 80202

                                                               Denver, Colorado
                                                                 April 3, 1996

To Our Stockholders:

  It is our pleasure to invite you to your Company's Annual Meeting of Stockholders to be held in the offices of Denver Investment Advisors LLC, 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Wednesday, May 1, 1996, at 12:00 noon (Mountain time). Formal notice of the meeting appears on the next page and is followed by the Proxy Statement.

  We hope you will find it convenient to attend, but we urge you, in any event, to complete and return the enclosed proxy card in the envelope provided. If you do attend, you may vote in person if you so desire.

  The Annual Report of the Blue Chip Value Fund, Inc. for the year ended December 31, 1995, has previously been mailed to stockholders of record. It is enclosed with this mailing to beneficial owners of the Company's stock who may not have previously received it. The Annual Report is not to be considered proxy soliciting material.

                                             Sincerely,

                            [SIGNATURE OF KENNETH V. PENLAND APPEARS HERE]
                                             Kenneth V. Penland
                                             Chairman

                            YOUR VOTE IS IMPORTANT

  WE CONSIDER THE VOTE OF EACH STOCKHOLDER IMPORTANT, WHATEVER THE NUMBER OF SHARES HELD. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE, AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE. THE PROMPT RETURN OF YOUR PROXY WILL SAVE EXPENSE TO YOUR COMPANY.

                          BLUE CHIP VALUE FUND, INC.
           1225 Seventeenth Street 26th Floor Denver, Colorado 80202

                              ------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              ------------------

                                                               Denver, Colorado
                                                                 April 3, 1996

To the Stockholders of
    Blue Chip Value Fund, Inc.:

  The Annual Meeting of Stockholders of Blue Chip Value Fund, Inc. (the "Fund") will be held at the offices of Denver Investment Advisors LLC, 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Wednesday, May 1, 1996, at 12:00 noon (Mountain time), for the following purposes:

    1. To elect two (2) Class II directors to serve until the 1999 Annual Meeting of Stockholders and until the election and qualification of their successor.

    2. To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Fund's independent auditors for its fiscal year ending December 31, 1996.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Stockholder is invited to attend the Annual Meeting in person. Holders of record at the close of business on March 15, 1996 are entitled to receive notice of and to vote at the Meeting. IF YOU CANNOT BE PRESENT AT THE ANNUAL MEETING, WE URGE YOU TO FILL IN, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.

                                                         W. Bruce McConnel, III
                                                                 Secretary

                       ANNUAL MEETING OF STOCKHOLDERS OF
                          BLUE CHIP VALUE FUND, INC.
           1225 SEVENTEENTH STREET 26TH FLOOR DENVER, COLORADO 80202

                                 -------------

                                PROXY STATEMENT

                                 -------------

                                                                  April 3, 1996

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Blue Chip Value Fund, Inc. (the "Fund") for use at the Fund's Annual Meeting of Stockholders to be held at the offices of Denver Investment Advisors LLC, 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Wednesday, May 1, 1996, at 12:00 noon (Mountain time), and at any adjournment thereof (the "Meeting").

  Any person giving a proxy may revoke it at any time prior to its use. Signed proxies received by the Fund in time for voting and not so revoked will be voted in accordance with the directions specified therein. The Board of Directors recommends a vote FOR the election of Directors as listed and FOR Proposal 2. If no specification is made, the proxy will be voted for the election of Directors as listed and for Proposal 2.

  Costs of soliciting proxies will be borne by the Fund. Morrow & Co. has been retained to solicit proxies in connection with the Meeting for a fee of approximately $4,500. It is anticipated that banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to their principals to obtain authorizations for the execution of proxies. In addition to soliciting proxies by use of the mails, some of the officers of the Fund and persons affiliated with Denver Investment Advisors LLC, the Fund's investment adviser, may, without remuneration, solicit proxies personally or by telephone or telefax.

  On March 15, 1996, the record date for determining the Stockholders entitled to vote at the Meeting, there were 10,960,829 outstanding shares of common stock, constituting all of the Fund's outstanding voting securities. Each share of common stock is entitled to one vote. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and the enclosed proxy are being mailed on or about April 3, 1996 to Stockholders of record on the record date.

  THE FUND PREPARES AND MAILS TO ITS STOCKHOLDERS FINANCIAL REPORTS ON A SEMI-ANNUAL BASIS. THE FUND WILL FURNISH TO STOCKHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT TO STOCKHOLDERS, CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995. REQUESTS FOR SUCH ANNUAL REPORT SHOULD BE DIRECTED TO MR. STEVEN G. WINE, TREASURER, BLUE CHIP VALUE FUND, INC., 1225 SEVENTEENTH STREET, 26TH FLOOR, DENVER, COLORADO 80202 OR TELEPHONE TOLL-FREE (800) 624-4190. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

                     1. NOMINEES FOR ELECTION AS DIRECTORS

  The Fund's By-Laws provide that the Board of Directors shall consist of three classes of members. Directors are chosen for a term of three years and the term of one class of directors expires each year. The Board of Directors has designated two candidates, who are presently directors of the Fund, for whom proxies solicited by the Fund will be voted if requisite authority is granted. In order for any other person to be nominated for election to the Board of Directors at this Meeting, the By-Laws require the proposed nominee to notify the Fund in writing by the tenth day following the day on which notice of the Meeting is mailed and to provide such written information to the Fund as its Secretary may reasonably require. This Proxy Statement is expected to be mailed on April 3, 1996, and, if such occurs, any such notice must be received by the Fund on or before April 13, 1996.

  The following table sets forth by class the nominees and the other directors, their ages, principal occupations for the past five or more years, and any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act").

NOMINEES FOR CLASS II DIRECTORS--to be elected for a term of three years until the 1999 Annual Meeting

ROBERT M. INMAN
2847 South Locust Street, Denver, Colorado 80222
Director of the Fund

Real Estate Investment Advisor and Consultant (since 1988) (real estate development and construction); Director, First National Bank of Parker, N.A., Parker, Colorado. Age 56.

RICHARD C. SCHULTE
1860 Lincoln Street, 12th Floor, Denver, Colorado 80295
Director of the Fund

President, Transportation Service Systems, Inc.; Employee, Southern Pacific Lines, Denver, Colorado (since 1993). Prior thereto, Employee, Rio Grande Industries, Denver, Colorado (holding company) (since 1991), Vice President Finance and Treasurer, Rio Grande Holdings, Inc., Denver, Colorado (since
1990), and Vice President, Denver & Rio Grande Western Railroad Company, Denver, Colorado. Age 51.

OTHER DIRECTORS:

CLASS III DIRECTORS--term expires 1997

KENNETH V. PENLAND, C.F.A.*
1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202
Chairman of the Board and Director of the Fund

* Mr. Penland is an "interested person" of the Fund, as that term is defined in the 1940 Act because Mr. Penland is an officer and executive manager of the investment adviser and of the Fund.


Chairman and Executive Manager, Denver Investment Advisors LLC (since 1995); prior thereto Chairman of the Board and Director of Research, Denver Investment Advisors, Inc. Age 53.

ROBERTA M. WILSON, C.F.A.
1600 W. Twelfth Avenue, Denver, Colorado 80254
Director of the Fund

Director of Finance, Denver Board of Water Commissioners, Denver, Colorado. Age 52.

CLASS I DIRECTOR--term expires 1998

ROBERT J. GREENEBAUM
111 W. Washington Street, Room 957, Chicago, Illinois 60602
Director of the Fund

Independent Consultant; Chairman of the Board and Director, Selected American Shares, Inc. and Selected Special Shares, Inc., Santa Fe, New Mexico; Director, United Asset Management Corp., Boston, Massachusetts; Chairman of the Board and Trustee, Selected Capital Preservation Trust, Santa Fe, New Mexico. Mr. Greenebaum provides consulting services from time to time to Denver Investment Advisors LLC, and its predecessor Denver Investment Advisors, Inc. Age 78.

  Messrs. Penland and Inman and Ms. Wilson have served as directors of the Fund since its organization and were elected by the initial Stockholders of the Fund. Mr. Schulte has served as a director of the Fund since October 21, 1987 when he was appointed to the Board to fill a vacancy created when the Board, in accordance with the Fund's By-Laws, increased the number of directors comprising the Board from three to four. Mr. Greenebaum and Charles
H. Anderson were elected to the Board of Directors at the 1988 Annual Meeting of Stockholders to fill vacancies created when the number of directors was increased from four to six. Mr. Anderson, who has been President of the Fund since its organization, and an "interested person" of the Fund (as that term is defined in the 1940 Act), resigned as a director on March 31, 1995, effective with the change in the Fund's investment adviser for the reasons set forth below under "ADDITIONAL INFORMATION--Material Transactions with The Investment Advisor". Mr. Anderson's resignation was not based upon any disagreement with the Fund's Board of Directors or Management. Mr. Anderson remains as President of the Fund, and as an officer and executive manager of the investment adviser.

  No director or officer of the Fund who is also a director, officer, or employee of the investment adviser or any of its parents, received any remuneration from the Fund during 1995.

The other directors taken as a group were either paid or had accrued directors' fees for 1995 from the Fund in the aggregate amount of $32,000. Drinker Biddle & Reath, of which W. Bruce McConnel, III, Secretary of the Fund, is a partner, received fees during the year ended December 31, 1995 for services rendered as the Fund's legal counsel.

  In 1995 the directors received an annual retainer of $4,000 for serving as directors, plus a meeting fee of $1,000 for each regular Board meeting attended. The Fund expects the basis of such compensation will be the same during 1996. The Board of Directors held four regularly scheduled meetings during the year ended December 31, 1995. All of the directors attended every Board meeting.

  The following table provides information concerning the compensation of each of the Fund's directors for services rendered during the Fund's fiscal year ended December 31, 1995:

                              COMPENSATION TABLE

                                              PENSION OR
                                              RETIREMENT
                                               BENEFITS  ESTIMATED     TOTAL
                                              ACCRUED AS   ANNUAL   COMPENSATION
                                  AGGREGATE    PART OF    BENEFITS   FROM FUND
                                 COMPENSATION    FUND       UPON      PAID TO
         NAME OF PERSON           FROM FUND    EXPENSES  RETIREMENT  DIRECTORS
         --------------          ------------ ---------- ---------- ------------
Charles H. Anderson(1)..........    $  -0-      $ -0-      $ -0-       $  -0-
Robert J. Greenebaum............    $8,000      $ -0-      $ -0-       $8,000
Robert M. Inman.................    $8,000      $ -0-      $ -0-       $8,000
Kenneth V. Penland..............    $  -0-      $ -0-      $ -0-       $  -0-
Richard C. Schultz..............    $8,000      $ -0-      $ -0-       $8,000
Roberta M. Wilson...............    $8,000      $ -0-      $ -0-       $8,000

- ---------
(1) Mr. Anderson resigned from the Board of Directors on March 31, 1995.

  The Fund has a standing Audit Committee of the Board composed of Messrs. Inman, Greenebaum and Schulte, and Ms. Wilson. The functions of the Audit Committee are to meet with the Fund's independent auditors to review the scope and findings of the annual audit, discuss the Fund's accounting policies, discuss any recommendation of the independent auditors with respect to the Fund's management practices, review the impact of changes in accounting standards upon the Fund's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Committee by the Board of Directors. The Audit Committee met one time in 1995, and all members of the Audit Committee were present.

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund's directors and officers, certain affiliated persons of the investment adviser, and persons who own more than ten percent of the Fund's shares to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund. Specific due dates for these reports have been established and the Fund is required to disclose in this Proxy Statement any failure to file by the specific due dates. To the Fund's knowledge, all of these filing requirements were satisfied during 1995, except that Robert J. Greenebaum, a director of the Fund, did not file on a timely basis one report relating to one transaction and Kenneth V. Penland, Chairman of the Board, did not file on a timely basis one report relating to one transaction. In making these disclosures, the Fund has relied on copies of reports that were furnished to it and written representations of its directors, officers and investment adviser.

            2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Stockholders are asked to act upon a proposal to ratify the appointment by the directors of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending December 31, 1996.

  For the fiscal year ended December 31, 1995, Ernst & Young LLP performed both audit and non-audit services for the Fund. Services consisted of audits of the Fund's financial statements and review and consultation in connection with filings with the Securities and Exchange Commission. Related services consisted of a review of the Fund's status under Subchapter M of the Internal Revenue Code of 1986.

  Representatives of Ernst & Young LLP are expected to be present at the Meeting with the opportunity to make a statement, if they desire to do so, and be able to respond to appropriate questions from Stockholders.

  The Board of Directors recommends that Stockholders vote FOR the ratification of Ernst & Young LLP as the Fund's independent auditors for its fiscal year ending December 31, 1996.

               VOTES REQUIRED FOR THE ELECTION OF DIRECTORS AND
                      APPROVAL OF MATTERS AT THE MEETING

  A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of common stock of the Fund. If a Proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. In the election of directors, the nominees receiving the highest number of votes cast at the Meeting will be elected, assuming that each receives the votes of a majority of the outstanding shares of common stock. The withholding of voting authority with respect to the election of a director means that the shares withheld will not be counted toward the required majority. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the votes cast at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed to be abstentions. An abstention will have no effect (i.e. will not be considered a vote "for" or " against") with respect to Proposal 2.

                               3. OTHER BUSINESS

  The Management of the Fund does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder. To propose any business for consideration at this Meeting (other than matters included in this Proxy Statement), the By-Laws require a Stockholder to notify the Fund in writing by the tenth day following the day on which notice of the meeting is mailed and to provide such written information to the Fund as its Secretary may reasonably require. This Proxy Statement is expected to be mailed to Stockholders on April 3, 1996, and, if such occurs, any such notice must be received by the Fund on or before April 13, 1996.

                            ADDITIONAL INFORMATION

INVESTMENT ADVISOR

  Denver Investment Advisors LLC ("DIA LLC") serves as investment advisor for the Fund and is located at 1225 Seventeenth Street, 26th Floor, Denver, CO 80202.

MATERIAL TRANSACTIONS WITH THE INVESTMENT ADVISOR

  Until March 31, 1995, Denver Investment Advisors, Inc. ("DIA, Inc.") served as investment advisor for the Fund. DIA, Inc. was a wholly-owned subsidiary of First Interstate Bank of Denver, N.A., which in turn is a wholly-owned subsidiary of First Interstate Bancorp ("First Interstate Bancorp"), a publicly-held, multi-state bank holding company. At the time of the continuation of the Fund's previous Investment Advisory Agreement, Kenneth V. Penland and Charles H. Anderson, were both directors of the Fund, and each owned shares of First Interstate Bancorp. In addition, Mr. Penland, Chairman of the Fund, was Chairman of DIA, Inc., and Mr. Anderson, President of the Fund, was President of DIA, Inc.

  At a meeting held on November 9, 1994, DIA, Inc. informed the Board of Directors of the Fund that some of its principal officers were negotiating with First Interstate Bancorp to purchase certain of the assets and assume certain liabilities and obligations of DIA, Inc. (the "Transaction"). Pursuant to the Transaction, the principal officers and all of the employees of DIA, Inc. became employed by the purchasing entity, DIA LLC. The Transaction caused the Fund's previous Investment Advisory Agreement with DIA, Inc. to terminate automatically under the 1940 Act.

  At that meeting, the Board of Directors of the Fund approved, and recommended that the Stockholders of the Fund approve, a new investment advisory agreement (the "New Advisory Agreement") between the Fund and DIA LLC. The New Advisory Agreement took effect on the closing date of the Transaction between DIA, Inc. and DIA LLC, which was March 31, 1995. The New Advisory Agreement was approved by the Stockholders at a Special Meeting held on February 8, 1995.

  On the Transaction date, DIA LLC purchased from First Interstate Bancorp substantially all of the tangible and intangible assets of DIA, Inc., in exchange for a promissory note (the "Note") of DIA LLC. The Note provides for payments of principal and interest in an aggregate amount, with a maturity date of January 1, 2001. The aggregate amount will be $20,000,000, which will increase to $23,400,000 if DIA LLC exceeds its 1998 revenue projections. The Note provides that it can be prepaid on specified terms and, until maturity, will be payable only from 20% of DIA LLC's revenue. The Note will be paid in full when the aggregate amount has been paid in principal and interest, or on the sixth anniversary of the Note, whichever first occurs. On January 1, 2001, DIA LLC will pay First Interstate Bancorp the difference between the aggregate amount and previous payments of principal and interest.

  Messrs. Penland and Anderson, are officers and executive managers of DIA LLC. Each has a membership economic interest in DIA LLC, and each is party to an employment agreement with DIA LLC providing for his services as manager of, and agreement not to compete with, DIA LLC during the period that DIA LLC will be making payments to First Interstate Bancorp under the promissory note described above. Each of Messrs. Penland and Anderson owns approximately 8.79% of DIA LLC. The 1940 Act permits an investment adviser to an investment company to be sold at a profit if, among other conditions, for three years thereafter at least 75% of the directors of the investment company are not "interested persons" (as that term is defined in the 1940 Act) of the outgoing or incoming investment adviser. In order to assure compliance with this condition by the Fund, Mr. Anderson resigned as a director of the Fund effective March 31, 1995. Mr. Anderson had been a director of the Fund who was also an "interested person." Mr. Anderson is expected to continue as President of the Fund.

ADMINISTRATOR

  American Data Services, Inc. serves as administrator for the Fund and is located at 24 West Carver Street, Huntington, NY 11743.

MANAGEMENT

  Information concerning the names, ages, positions with the Fund, current affiliations, and principal occupations of the principal officers of the Fund, other than Mr. Penland, is set out below. Information concerning Mr. Penland is set forth on page 2.

CHARLES H. ANDERSON, C.F.A.
President of the Fund

President and Executive Manager, Denver Investment Advisors LLC (since 1995); prior thereto President and Director of Portfolio Management, Denver Investment Advisors, Inc. and former director of the Fund. Age 51.

JOHN R. CORMEY, C.F.A.
Vice President of the Fund

Vice President and Member, Denver Investment Advisors LLC (since 1995); prior thereto Vice President and Director of Fixed Income, Denver Investment Advisors, Inc. (since 1991). Age 48.

VARILYN K. SCHOCK, C.F.A.
Vice President of the Fund

Vice President and Member, Denver Investment Advisors LLC (since 1995); prior thereto Vice President, Quantitative Strategies, Denver Investment Advisors, Inc. (since 1991). Age 34.

W. BRUCE MCCONNEL, III
Secretary of the Fund

Partner of the law firm of Drinker Biddle & Reath, Philadelphia, Pennsylvania. Age 53.

STEVEN G. WINE
Treasurer of the Fund

Employee, Denver Investment Advisors LLC (since 1995); prior thereto Portfolio Accounting Analyst, Denver Investment Advisors, Inc. (since 1988). Age 32.

  Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified. Messrs. Penland, Anderson, Cormey and McConnel have served as officers of the Fund since its inception and were initially elected at the organizational meeting of the Fund on February 4, 1987. Mr. Wine has served as an officer of the Fund since November 14, 1990 and Ms. Schock has served as an officer of the Fund since November 13, 1991.

SECURITY OWNERSHIP

  The following table sets forth, as of January 1, 1995, beneficial ownership of the Fund's shares by (1) each director and (2) all directors and officers as a group:

                              NUMBER OF SHARES    PERCENT
          NAME              BENEFICIALLY OWNED/1/ OF CLASS
- ----------------------------------------------------------
Kenneth V. Penland                  82,720/2/         *
Robert J. Greenebaum                 6,459            *
Robert M. Inman                      2,251
Richard C. Schulte                     487/3/         *
Roberta M. Wilson                      715/4/         *
All directors and officers
 as a group                        131,196          1.2%

- ---------
/1/ Unless otherwise indicated the beneficial owner has sole voting and investment power.
/2/ Including 30,089 shares held by Mr. Penland, 28,489 shares owned by Mr. Penland's wife, 12,117 shares jointly owned by Mr. Penland and his wife, and 12,025 shares owned by Mr. Penland's daughter.
/3/  These shares are owned by Mr. Schulte's wife.
/4/  These shares are owned jointly by Ms. Wilson and her husband.
* Less than 1%.

STOCKHOLDER PROPOSALS--1997 ANNUAL MEETING

  A Stockholder who intends to present a proposal which relates to a proper subject for Stockholder action at the 1997 Annual Meeting of Stockholders, and who wishes such proposal to be considered for inclusion in the Fund's proxy materials for such meeting, must cause such proposal to be received, in proper form, at the Fund's principal executive offices no later than November 30, 1996. Any such proposals, as well as any questions relating thereto, should be directed to the Fund to the attention of its President.

April 3, 1996

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                              FORM OF PROXY CARD

                          BLUE CHIP VALUE FUND, INC.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF BLUE CHIP VALUE FUND, INC. (THE "FUND") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 1, 1996 AT 12:00 NOON AT THE OFFICES OF DENVER INVESTMENT ADVISORS LLC, 1225 SEVENTEENTH STREET, DENVER, COLORADO.

        The undersigned hereby appoints Caleb F. Gates and Robert O. Lindig, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and all adjournments thereof, all shares of common stock held of record by the undersigned on the record date for the Meeting, upon the following matters, and upon any other matter which may properly come before the Meeting, at their discretion.

        1. Election of Directors:  Robert M. Inman,
                                   Richard C. Schulte

               FOR both nominees listed above (except as marked to the contrary)
           ---
               WITHHOLD AUTHORITY to vote for both nominees listed above
           ---
               (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME ON THE LINE PROVIDED BELOW.)


               -----------------------------------------------------------------

        2. Proposal to ratify the selection of Ernst & Young LLP as independent auditors for the Fund for its fiscal year ending December 31, 1996.

                FOR               AGAINST               ABSTAIN
            ---               ---                   ---

        3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

        Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

                                        PLEASE SIGN, DATE AND RETURN
                                        PROMPTLY. RECEIPT OF NOTICE OF ANNUAL
                                        MEETING AND PROXY STATEMENT IS HEREBY
                                        ACKNOWLEDGED.



                                        -------------------------------------
                                        Sign here exactly as name(s)
                                        appear(s) on left

                                        Date:
                                             --------------------------------
                                        IMPORTANT- Joint owners must EACH sign.
                                        When signing as attorney, trustee,
                                        executor, administrator, guardian, or
                                        corporate officer, please give your
                                        FULL title.

                              SHAREHOLDER SURVEY

Dear Shareholder,

          Blue Chip Value Fund Continually strives to improve the level of service to shareholders. Please take a few minutes to answer these questions and enclose with your proxy card.

PART A CURRENT FINANCIAL GOALS AND NEW OPPORTUNITIES
- ----------------------------------------------------

     1. Do you own Blue Chip Value Fund shares principally for regular current income needs or for appreciation of your investment?

          ___ CURRENT INCOME
          ___ APPRECIATION OF INVESTMENT
          ___ BOTH

      2.  What time horizon do you have in mind for owning your shares?

          ___ LESS THAN 1 YEAR
          ___ 1-5 YEARS
          ___ MORE THAN 5 YEARS

      3. Regarding the timing of the distribution to shareholders, would you prefer:

          ___ CONTINUING THE CURRENT POLICY
          ___ FOUR EQUAL PAYMENTS
          ___ ONE ANNUAL PAYMENT ONLY

      4. Blue Chip Value Fund currently pays an annual distribution rate of 10% of net asset value, regardless of the Fund earnings. Would you prefer:

          ___ NO CHANGE IN DISTRIBUTION RATE
          ___ DISTRIBUTE EARNINGS ONLY
          ___ A LOWER DISTRIBUTION RATE

      5.  How frequently would you like to participate in a rights offering?

          ___ ONCE A YEAR
          ___ EVERY TWO YEARS
          ___ NOT INTERESTED

          6. If it were available, would you be interested in investing in a Global Blue Chip Fund that uses a similar investment approach to Blue Chip Value Fund and invests primarily in international Blue Chip Stocks?

              ___ YES, CLOSED-END FUND
              ___ YES, OPEN-END FUND
              ___ NO

          7. Would you like to receive information in the mail on no-load mutual funds managed by Denver Investment Advisors?

              ___ YES
              ___ NO

PART B SHAREHOLDER INFORMATION
- ------------------------------

           1. To reduce Fund expenses, would you be in favor of eliminating quarterly reports while still receiving semi-annual and annual reports?

              ___ IN FAVOR
              ___ NO OPINION
              ___ NOT IN FAVOR

           2. Would you like to receive information on the Dividend Reinvestment Plan?

              ___ YES
              ___ NO
              ___ ALREADY IN PLAN

           3. Would you be interested in buying Blue Chip Value Fund shares directly through the Fund's transfer agent at a low commission?

              ___ VERY INTERESTED
              ___ SOMEWHAT INTERESTED
              ___ NOT INTERESTED

           4. How satisfied are you with the responsiveness of our transfer agent?

              ___ SATISFIED
              ___ NO OPINION
              ___ NOT SATISFIED

         5. Would you access Blue Chip Value Fund information if it were available on the internet?

            ___ YES
            ___ NO


         PLEASE WRITE ANY COMMENTS ON THE BACK OF THIS QUESTIONNAIRE. THANK YOU FOR YOUR TIME.